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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                          TELEPHONE AND DATA SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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Re:  Telephone and Data System, Inc. Special Meeting of Shareholders

Dear Fellow Stockholder:

As you know, we are quickly approaching our Special Meeting of Shareholders to be held on Monday April 27, 1998 at which time you will be asked to vote upon three key proposals that may have a critical impact on the future of your company:

     1.   To consider and approve the Tracking Stock Proposal.

     2. To consider and approve certain amendments or adjustments to employee benefit plans.

     3.   To consider and approve the Company's 1998 Long-Term Incentive Plan.

The Board of Directors has unanimously recommended that you vote FOR each of the proposals. These proposals, and the Board's recommendation, are explained in the Proxy Statement previously sent to you.

Since the time remaining before Monday's Special Meeting is very short, we are providing you with the opportunity to vote your proxy, or to change any prior vote, by telephone. To vote by telephone follow the instructions on the following page.

If you have any questions or need assistance in voting, please call MacKenzie Partners, Inc. at (800) 322-2885.

Join your fellow stockholders who are supporting your management by voting FOR our three proposals.

                               DO NOT DELAY, VOTE TODAY

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PLEASE VOTE BY SENDING A TOLL-FREE PROXYGRAM NOW - IT WILL TAKE ONLY A MOMENT
OF YOUR TIME.

Thank you for your continued support and patience in this important matter.

Sincerely,

LeRoy T. Carlson, Jr.
President and Chief Executive Officer.


                       TOLL-FREE TELEPHONE VOTING INSTRUCTIONS

                PROXYGRAM OPERATORS WHO ARE INDEPENDENT OF THE COMPANY
                          ARE AVAILABLE TO ASSIST YOU NOW!!

                                     INSTRUCTIONS

1. Call Toll-Free 1-800-437-7699 between 8:00 a.m. and 12:00 midnight eastern time.

2. Tell the operator that you wish to send a collect ProxyGram to ID No. 3032, Telephone and Data System, Inc.

3.   State your name, address and telephone number.

4. State the bank or broker at which your shares are held and your control number as shown below:

               Name:
               Broker:
               Control number:
               Number of shares: